UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2017

SPRAGUE RESOURCES LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 International Drive
Portsmouth, NH 03801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 225-1560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On April 27, 2017, Sprague Operating Resources LLC (the “U.S. Borrower”) and Kildair Service ULC (the “Canadian Borrower” and together with the U.S. Borrower, the “Borrowers”), the several banks and other financial institutions party thereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”), entered into an Amendment (the “Credit Agreement Amendment”) to that certain Amended and Restated Credit Agreement by and among the Borrowers, the banks and financial institutions party thereto and the Administrative Agent, dated as of December 9, 2014, as previously amended (the “Credit Agreement”).

The Credit Agreement Amendment extended the Credit Agreement’s maturity from December 9, 2019 to April 27, 2021. In addition, the Credit Agreement Amendment reduced the pricing on acquisition facility loans and letters of credit such that the applicable margin with respect to any acquisition facility base rate loan ranges from 1.25% to 2.25% and with respect to any acquisition facility Eurocurrency loan or letter of credit ranges from 2.25% to 3.25% based on our consolidated total leverage ratio. The Credit Agreement Amendment also made a number of discrete modifications to the Credit Agreement including a $50,000,000 decrease in the Dollar Working Capital Facility commitments, a $20,000,000 decrease in the Multicurrency Working Capital Commitments, changes to dollar caps applicable to certain elements of the borrowing base related to unrealized forward gains on certain forward contracts, amendments to the total consolidated leverage covenant to allow for temporary increases in leverage for three fiscal quarters following material acquisitions, changes to the capital expenditures covenant to allow for increased amounts of capital expenditures, and amendments to allow the Borrowers additional time to create and perfect security interests over newly acquired assets.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the Credit Agreement Amendment and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

EXHIBIT	DESCRIPTION

10.1
Amendment to Amended and Restated Credit Agreement, dated April 27, 2017 among Sprague Operating Resources LLC, as U.S. borrower, Kildair Service ULC, as Canadian borrower, the several lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Sprague Resources LP

By:    Sprague Resources GP LLC,
its General Partner

By:    /s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel,
Chief Compliance Officer & Secretary
Dated: April 27, 2017

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1
Amendment to Amended and Restated Credit Agreement, dated April 27, 2017 among Sprague Operating Resources LLC, as U.S. borrower, Kildair Service ULC, as Canadian borrower, the several lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

4